                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this registration statement.

                                          ARTHUR ANDERSEN LLP

Phoenix, Arizona
December 11, 1996